SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant / /

Check the appropriate box:
/   / Preliminary Proxy Statement
/   / Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
/ X / Definitive Proxy Statement
/   / Definitive Additional Materials
/   / Soliciting Materials Pursuant to ss. 240.14a-12

                              AMEN Properties, Inc.
  ----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

  ----------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                            if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /  No fee required.
/   /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
       (1) Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------------
       (2) Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined)
       -------------------------------------------------------------------------
       (4) Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------
       (5) Total fee paid:
       -------------------------------------------------------------------------

/   / Fee paid previously with preliminary materials.
/   / Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
       -------------------------------------------------------------------------
       (2) Form, Schedule or Registration Statement No.:
       -------------------------------------------------------------------------
       (3) Filing Party:
       -------------------------------------------------------------------------
       (4) Date Filed:
       -------------------------------------------------------------------------

                              AMEN Properties, Inc.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       to be held on Tuesday, May 18, 2004

To the Stockholders of AMEN Properties, Inc.                     April 19, 2004

Notice is hereby given that the Annual Meeting of Stockholders of AMEN Properties, Inc. ("AMEN" or the "Company") will be held at the Corporate Office of AMEN Properties, Inc., 303 West Wall Street, Suite 1700 , Midland, TX 79701, in the Conference Room, at 8:30 a.m., local time, on Tuesday, May 18, 2004 for the following purposes:


1. To consider and vote upon a proposal to elect six members to the Company's Board of Directors;
2. Consider and vote upon a proposal to amend the Certificate of Incorporation as to the designation of rights and preferences of the Series A and Series B Preferred Stock of Amen Properties, Inc.;
3.   To consider such other business as may properly come before the Annual
     Meeting.

Only stockholders of record as of the close of business on March 15, 2004, are entitled to receive notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours by any of our stockholders, for a period of ten days prior to the Annual Meeting at our principal executive offices at the address set forth above.

Your vote is important, as is the vote of every stockholder, and the Board of Directors of AMEN Properties, Inc. appreciates the cooperation of stockholders who are unable to attend in person in directing proxies to vote at the meeting. Therefore, it is important that your shares be represented at the meeting in person or, should you be unable to attend the meeting, by your signing and returning the enclosed proxy in the accompanying envelope for receipt prior to the meeting date.

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

If you have any questions, please contact John M. James, Chief Financial Officer and Secretary at 432-684-3821.

By order of the Board of Directors,

Eric L. Oliver
Chairman of the Board
AMEN Properties, Inc.

                                 PROXY STATEMENT
                              AMEN Properties, Inc.
                         303 West Wall Street, Ste. 1700
                                Midland, TX 79701

This proxy is furnished to AMEN Properties, Inc. ("AMEN" or the "Company") stockholders of record as of the close of business on March 15, 2004 (the "Record Date"), for use at the Annual Meeting of Stockholders to be held at the corporate office of the Company, located at 303 West Wall Street Suite 1700, Midland, TX 79701, in the Conference Room, at 8:30 a.m., local time, on Tuesday, May 18, 2004, and at any adjournment thereof (the "Annual Meeting"). The enclosed proxy is being solicited by the Board of Directors of AMEN and is subject to revocation at any time prior to the voting of the proxy. This proxy, when properly executed, will be voted in the manner directed by you, the stockholder. If no direction is made, this proxy will be voted FOR or IN FAVOR of the proposals, in accordance with the instructions on the proxy card. This Proxy Statement and the enclosed proxy card are being sent to stockholders on or about April 19, 2004. Only stockholders of record as of the close of business the Record Date may vote at the Annual Meeting. As used herein, the term "stockholders" includes the holders of the Common Stock of the Company ("Common Stock") and the holders of the Series A Preferred Stock and the Series B Preferred Stock of the Company (collectively the "Preferred Stock"), who are eligible to vote on all matters presented to the stockholders pursuant to the terms of such Preferred Stock. The holders of the Common Stock and the Preferred Stock vote together as a single class of stock.

                  VOTING PROCEDURES AND REVOCABILITY OF PROXIES

The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote on matters as described herein and in the accompanying Notice of Annual Meeting of Stockholders, and on any other proposal properly brought before the Annual Meeting. The proxy card provides space for a stockholder to vote in favor of or to withhold voting for each nominee for the Board of Directors. Votes of stockholders attending the meeting in person will be taken by written ballots. Stockholder votes will be tabulated by ADP Investor Communication Services. The election of directors will be decided by a plurality of the votes cast at the Annual Meeting by the stockholders. With respect to the proposed amendment to the Company's Certificate of Incorporation and any other matters properly brought before the meeting, the affirmative vote of a majority of the votes present or represented by proxy and entitled to be cast at the Annual Meeting by the stockholders is required to take stockholder action.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be adjourned until a later time when a quorum is obtained. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. With respect to all matters other than the election of directors, an abstention will have the same effect as a vote against any specified proposal. In the election of directors, an abstention will not have any effect. A broker non-vote will have no effect on the outcome of any vote of the stockholders. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Stockholders are urged to sign the accompanying proxy card and return it promptly.

When a signed proxy card is returned with a vote specified, the shares represented will be voted by the proxies designated on the proxy card in accordance with the stockholder's instructions. Unless otherwise designated on the proxy card, the proxies for the stockholders are Eric L. Oliver and Jon M. Morgan. A stockholder wishing to name another person as his or her proxy may do so by designating another proxy by inserting the name(s) of such other person(s) to act as his or her proxy(ies). In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person named as his or her proxy and for the person so named to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed to us at our principal executive offices.

If a signed proxy card is returned and the stockholder has made no voting specification, the shares will be voted:

     -- for the election of each of the nominees for the Board of Directors identified herein; and

     -- to amend the Certificate of Incorporation effecting the Certificate of Designation of Series and Determination of Rights and Preferences of Series "A" and Series "B" Preferred Stock of Amen Properties, Inc.

     -- at the discretion of the proxies, on any other matter that may properly come before the Annual Meeting. Valid proxies will be voted at the Annual Meeting in the manner specified.

Any stockholder giving a proxy has the unconditional right to revoke it at any time before it is voted by either:

     --   notifying the Secretary of the Company in writing,

     --   executing a subsequent proxy, or

     -- personally appearing at the Annual Meeting and casting a contrary vote.

However, no revocation will be effective unless we, at or prior to the Annual Meeting, have received notice of such revocation.

As of the Record Date, 2,201,356 shares of Common Stock were issued and outstanding. In addition, 333,333 shares of Common Stock are deemed outstanding for voting purposes with respect to the 80,000 shares of Series A Preferred Stock ("Series A") and 233,276 shares of Common Stock are deemed outstanding for voting purposes with respect to the 80,000 shares of Series B Preferred Stock ("Series B"). Therefore, there are a total of 2,767,965 voting shares as of the Record Date.

                             ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and are therefore required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission") related to our business, financial statements and other matters. Such reports, proxy statements and other information are available for inspection and copying at the Commission's principal office, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, where copies may be obtained upon payment of the fees prescribed by the Commission from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. Such documents may also be obtained through the Website maintained by the Commission at http://www.sec.gov.

PROPOSAL ONE--ELECTION OF MEMBERS OF THE BOARD OF DIRECTORS

The Board of Directors of AMEN has set the number of directors constituting the Board at six. The following six persons, all of whom currently serve as directors, have been designated by the Board of Directors as nominees for election as director:

Eric L. Oliver was appointed as a director of AMEN in July 2001, and was appointed Chairman of the Board and Chief Executive Officer on September 19, 2002. Since 1997, he has been President of SoftSearch Investment, Inc., an investment firm in Abilene, Texas. Since 1998, he has also served as President of Midland Map Company LLC, a company that creates hand drafted ownership maps throughout the Permian Basin. He is on the Board of Directors of the First National Bank of Midland, and of Love and Care Ministries, an inner city homeless initiative.

Jon M. Morgan was appointed as a director of AMEN in October 2000, and was appointed President and Chief Operating Officer on September 19, 2002. Mr. Morgan has more than 17 years experience in launching and managing successful businesses in both investment management services and in the energy field. He is founder of several businesses including Morgan Capital Group, Inc., the Packard Fund, and is President of J.M. Mineral & Land Co.

Bruce E. Edgington has been director of AMEN since November 1995. From 1979 through 1988, Mr. Edgington was a registered representative with Johnston Lemon & Co., a securities broker-dealer, where his responsibilities included the management of retail securities accounts and administration. In 1988 he founded and continues to be an officer, director and stockholder of DiBiasio & Edgington, a firm engaged in providing software to investment firms and money managers.

Earl E. Gjelde has served as an AMEN director since April 1997. From 1989 through 1993, he was Vice President of Chemical Waste Management, Inc. and from 1991 to 1993 was Vice President of Waste Management Inc. (currently WMX Technologies, Inc.). Since 1991, Mr. Gjelde has been Managing Director, Summit Group International, Ltd., an energy and natural resource consulting firm with Internet based security controlled document systems and Managing Director, Summit Energy Group, Ltd., an energy development company and since 1996, a partner in Pipeline Power Partners, LP, a natural gas services company. From 1980 through 1989, Mr. Gjelde held various federal government positions including Under Secretary and Chief Operating Officer of the U.S. Department of Interior from 1985 through 1989 and Special Assistant to the Secretary, Chief Operating Officer, U.S. Department of Energy from 1982 through 1985. He is a member of the Board of Directors of The United States Energy Association, The World Energy Congress, the National Wilderness Institute, Allied Technologies Group, Inc., and publicly held Electrosource, Inc.

Donald M. Blake, Jr. was appointed to the Board of Directors on February 26, 2003. He is Executive Vice President and Principal of Joseph J. Blake and Associates, Inc. ("Blake and Associates"), an international commercial real estate due diligence firm. The company founded by his grandfather specializes in the valuation of debt and equity and assessment reports for engineering and environmental issues concerning real property. Over the past 57 years, the firm has served the nation's leading investors, lenders and owners of real estate. Blake and Associates maintains operations throughout the United States, Latin America and Japan. Mr. Blake is a Member of the Appraisal Institute and is active with a variety of real estate organizations such as the Mortgage Bankers Association, Pension Real Estate Association, The Commercial Mortgage Securitization Association and the Urban Land Institute. Former Governor Mario Cuomo of New York appointed Mr. Blake to the charter advisory board of the New York State Appraisal Certification Board. The board developed the standards and ethical standards for all licensing and certification for appraisers in accordance with state legislation. He was also appointed to the real estate advisory board of the business school of Babson College, Wellesley, Massachusetts. Mr. Blake received a BA from Hobart College, Geneva, New York in 1979 and a MSM with a concentration in commercial real estate finance from Florida International University, Miami, Florida in 1981.

G. Randy Nicholson was appointed to the Board of Directors on February 26, 2003. He graduated from Abilene Christian College in 1959. From 1959 to 1971, Mr. Nicholson was self-employed in Abilene as a CPA. In 1971, he established E-Z Serve, Inc., a gasoline marketing company. Mr. Nicholson has served as Chairman of the Board of Auto-Gas Systems, Inc. since 1987. AutoGas developed the pay-at-the pump technology processing paperless credit and debit card transactions at the fuel island. Headquartered in Abilene, Texas, AutoGas continues to introduce innovative technological advancements in the automated fueling industry, most recently with loyalty products such as DIGITAL REWARDS(R) and Quantum 360sm. He joined the Board of Trustees of Abilene Christian University in 1981. Mr. Nicholson is a member of the Texas Society of Certified Public Accountants and was recently named an honorary member of the American Institute of Certified Public Accountants (AICPA) having been member for 40 years. He is presently serving as Chairman of the Technology Committee for the City of Abilene.

If elected, each director will hold office until the annual meeting of stockholders in 2005 or until his successor is duly elected and qualified. The election of directors will be decided by a plurality of the votes cast at the meeting by the holders of the Common Stock, and accordingly, abstentions and "broker non-votes" will have no effect on the election of directors. Stockholders may not cumulate their votes in the election of directors. All nominees have consented to serve if elected, but if any nominee becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Management has no reason to believe that any of the nominees will be unable to serve.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE

PROPOSAL TWO--AMENDMENT TO THE CERTIFICATE OF INCORPORATION EFFECTING THE CERTIFICATE OF DESIGNATION OF SERIES AND DETERMINATION OF RIGHTS AND PREFERENCES OF SERIES A AND SERIES B PREFERRED STOCK OF AMEN PROPERTIES, INC.

On May 30, 2003 the Company entered into separate agreements with the holders of the Series A and Series B Preferred Stock as to the suspension of dividends on the Preferred Stock from and after April 1, 2003 until the earlier of (a) subsequent written agreement of all of the parties or (b) the filing of an Amendment to the Certificate of Incorporation with the State of Delaware (the "Amendment"). The Company agreed to submit the Amendment for approval by the stockholders no later than this Annual Meeting. Upon the filing of the Amendment, the terms of the Amendment shall control and govern the payment of dividends with respect to the Series A and Series B.

The Amendment generally required that the accrued dividends on the Preferred Stock through March 31, 2003 be paid and provides that no further dividends will accrue on the Preferred Stock except for dividends declared on the Common Stock. Specifically, the Amendment states the following:

I. Section 2 of the Certificate of Designation of Series and Determination of Rights and Preferences of Series A Preferred Stock of Crosswalk.com, Inc. (now Amen Properties, Inc), as amended by the certain Amendment to Certificate of Designation of Series and Determination of Rights and Preferences of Series A Preferred Stock of Crosswalk.com, Inc. (now Amen Properties, Inc), is amended in its entirety as follows:

SECTION 2. DIVIDENDS

         From the date of issuance of shares of Series A Preferred Stock through March 31, 2003, the holders of outstanding shares of Series A Preferred Stock shall be entitled to receive a dividend of six percent (6%) per annum, payable, at the election of the Board, out of funds legally available for such purpose or in shares of Common Stock, in preference and priority to any payment of any dividend on Common Stock. If the dividend is to be paid in Common Stock, the number of shares shall be determined by dividing the dividend payable by the average closing price of the Common Stock for the sixty (60) trading days prior to the dividend declaration or redemption of the Series A Preferred Stock. Such dividend shall be payable only when, as and if declared by the Board, and such dividends shall accrue and be cumulative; provided, that all accrued and unpaid dividends shall be so declared and paid within ninety (90) days of March 31, 2003. From and after April 1, 2003 no dividends shall accrue or be payable in respect to the Series "A" Preferred Stock, except that the holders of the Series A Preferred Stock shall be entitled to receive any dividend declared in respect of the Common Stock based upon the number of shares of Common Stock into which the outstanding shares of Series A Preferred Stock are convertible at the time the dividend is declared as if such shares of Common Stock issuable upon conversion of the Series A Preferred Stock were outstanding for purposes of the Common Stock dividend.

II. Section 2 of the Certificate of Designation of Series B and Determination of Rights and Preferences of Series B Convertible Preferred Stock of Crosswalk.com, Inc. (now Amen Properties, Inc.), is amended in its entirety to read as follows:

SECTION 2. DIVIDENDS
         From the date of issuance of shares of Series B Preferred Stock through March 31, 2003, the holders of outstanding shares of Series B Preferred Stock shall be entitled to receive a dividend of six percent (6%) per annum, payable, at the election of the Board, out of funds legally available for such purpose or in shares of Common Stock, in preference and priority to any payment of any dividend on Common Stock. If the dividend is to be paid in Common Stock, the number of shares shall be determined by dividing the dividend payable by the average closing price of the Common Stock for the sixty (60) trading days prior to the dividend declaration or redemption of the Series B Preferred Stock. Such dividend shall be payable only when, as and if declared by the Board, and such dividends shall accrue and be cumulative; provided, that all accrued and unpaid dividends shall be so declared and paid within ninety (90) days of March 31, 2003. From and after April 1, 2003 no dividends shall accrue or be payable in respect to the Series B Preferred Stock, except that the holders of the Series B Preferred Stock shall be entitled to receive any dividend declared in respect of the Common Stock based upon the number of shares of Common Stock into which the outstanding shares of Series B Preferred Stock are convertible at the time the dividend is declared as if such shares of Common Stock issuable upon conversion of the Series B Preferred Stock were outstanding for purposes of the Common Stock dividend.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
VOTE "FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION EFFECTING THE CERTIFICATE OF DESIGNATION OF SERIES AND DETERMINATION OF RIGHTS AND PREFERENCES OF SERIES A AND SERIES B PREFERRED STOCK OF AMEN PROPERITES, INC.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


General. The Company's voting securities include both the Common Stock and the Preferred Stock. The holders of the Preferred Stock are entitled to vote together with the holders of the Common Stock as a single class on the basis of a number of votes equal to a number of shares of Common Stock determined in accordance with the Certificates of Designation for the Preferred Stock. Because the Preferred Stock and the Common Stock vote together as a single class and because the Preferred Stock is convertible into Common Stock, the beneficial ownership of the voting securities of the Company is set forth in the following tables reflecting beneficial ownership of Common Stock, and no separate Preferred Stock ownership tables are provided. Please note that that number of votes held by the holders of Series B is the same as the number of shares into which the Series B is convertible, but that the number of votes held by the holders of the Series A is approximately one-half of the number of shares of Common Stock into which the Series A is convertible. Therefore, in the footnotes to the following ownership tables, the number of votes attributable to the ownership of Series A is set forth in parenthesis following the number of shares into which such Series A is convertible.

Unless otherwise noted, all persons named in the following ownership tables have sole voting and sole investment power with respect to all shares of voting stock beneficially owned by them, and no persons named in the table or acting as nominees for any persons or otherwise under the control of any person or group of persons. As used herein, the term "beneficial ownership" with respect to a security means the sole or shared voting power (including the power to vote and direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security, including a right to acquire any such power during a period of sixty (60) days from the Record Date. Percentage of beneficial ownership is based upon 2,201,356 shares of Common Stock outstanding as of March 15, 2004 and for the purpose of computing the percentage ownership of certain persons or groups, the shares of Common Stock that the person has the right to acquire within sixty (60) days of March 15, 2004 (whether upon conversion of the Preferred Stock, exercise of vested stock options or otherwise), are deemed to be outstanding as of that date. Such shares deemed to be outstanding as to one person are not deemed outstanding for purposes of computing the percentage ownership of any other person.

Security Ownership of Certain Beneficial Owners. The following table and accompanying notes contain information about any person (including any "group") who is known by us to be the beneficial owner of more than 5% of AMEN's Common Stock as of March 15, 2004, based upon copies of Schedule 13Ds and Schedule 13Gs received by the Company.



------------------------------------------------ ---------------------------------------------- --------------------------------
     Name and Address of Beneficial Owner          Amount and Nature of Beneficial Ownership      Percent Beneficially Owned
------------------------------------------------ ---------------------------------------------- --------------------------------
Dodge Jones Foundation                                              226,358(1)                               9.5%
P.O. Box 176 226,3581 9.5% Abilene, TX 79604
------------------------------------------------ ---------------------------------------------- --------------------------------
Steve Wike                                                          120,970                                  5.5%
8701 Interlachen Circle
Wilmington, NC  28411
------------------------------------------------ ---------------------------------------------- --------------------------------


(1) Includes 107,878 shares upon conversion of Series A (representing 58,333 voting shares) and 77,056 shares upon conversion of Series B, owned by Dodge Jones Foundation.


Security Ownership of Management. The following table and accompanying notes contain information about the beneficial ownership of Common Stock as of March 15, 2004 by each of AMEN's (a) directors and director nominees, and (b) executive officers as defined in Item 402(a)(2) of Regulation S-B, and (c) all of AMEN's executive officers, directors and director nominees as a group.


              Name and Address of                        Amount and Nature of                      Percentage
               Beneficial Owner                          Beneficial Ownership                  Beneficially Owned

Eric Oliver (Current Chairman, CEO)
400 Pine Street
Abilene, TX  79601                                            238,023 (1)                            10.4%

Jon Morgan (Current Pres., COO, Director)
303 W. Wall St., Ste. 1700
Midland, TX  79701                                            207,470 (2)                             8.7%

Bruce Edgington (Current Director)
7857 Heritage Drive
Annandale, VA  22003                                          184,926 (3)                             8.1%

Earl E. Gjelde (Current Director)
42 Bristlecone Crt.
Keystone, CO  80435                                           53,027 (4)                              2.3%

John M. James (Current CFO)
303 W. Wall St., Ste. 1700 Ave.
Midland, TX  79701                                                 0                                   0%

Donald M. Blake, Jr. (Current Director)
298 Fifth Ave., 7th Floor
New York, NY  10001                                           15,281 (5)                              .69%

G. Randy Nicholson (Current Director)
1202 Estates Drive, Ste. D
Abilene, TX  79602                                             3,281 (6)                              .15%

All Current Directors and Officers as a Group                   702,008                              30.34%


(1) Includes 76,813 shares beneficially owned by Softvest L.P. Mr. Oliver is General Partner and lead investment officer of Softvest L.P. Also includes 77,056 shares issuable upon conversion of Series A (representing 41,667 voting shares) and 38,528 shares issuable upon conversion of Series B, all beneficially owned by SoftOP, L.P. Mr. Oliver is General Partner of SoftOP, L.P. Also includes 10,273 shares issuable upon conversion of Series A (representing 5,556 voting shares) owned by Lighthouse Partners, L.P. Mr. Oliver is a Limited Partner of Lighthouse Partners, L.P. Also includes 5,193 shares issuable upon exercise of currently exercisable stock options.

(2) Includes 61,645 shares issuable upon conversion of the Series A (representing 33,333 voting shares), beneficially owned by the Jon M. Morgan Pension Plan. Mr. Morgan is trustee of the Jon M. Morgan Pension Plan. Also includes 61,645 shares issuable upon conversion of the Series A (representing 33,333 voting shares), beneficially owned by J.M. Mineral and Land Co., Inc. Mr. Morgan is President of J.M. Mineral and Land Co, Inc. Also includes 38,528 shares issuable upon conversion of the Series B, and 9,493 shares issuable upon exercise of currently exercisable stock options.

(3) Includes 50,000 issuable upon conversion of the Series B and 45,665 shares issuable upon exercise of currently exercisable stock options.

(4) Includes 29,206 shares issuable upon conversion of the Series B, and 18,836 shares issuable upon exercise of currently exercisable stock options.

(5) Includes 2,000 shares held in a grantor trust of which Mr. Blake is the trustee, and 3,281 shares issuable upon exercise of a currently exercisable stock option.

(6) Represents shares issuable upon exercise of a currently exercisable stock option.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires that our executive officers and directors and persons who own more than ten percent of a registered class of AMEN's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Commission and to furnish the Company with copies of these reports. The Company believes that all filings required to be made by the Reporting Persons during the fiscal year ended December 31, 2003 were made on a timely basis.

                                   MANAGEMENT

The following table sets forth the names, ages and positions of the executive officers, directors and director nominees of the Company as of the date of the Annual Meeting. The respective backgrounds of the directors are set forth above under "Proposal One", and Mr. James' background is set forth following the table:



Name                                       Age                      Title
Eric L. Oliver (1)(2)                      45             Chairman of the Board of Directors & Chief Executive Officer
Jon M. Morgan (3)                          45             President, Chief Operating Officer & Director
John M. James                              39             Chief Financial Officer and Secretary
Bruce E. Edgington (1)(2)(3)               46             Director
Earl E. Gjelde (1)(2)(3)                   59             Director
Donald M. Blake                            48             Director
G. Randy Nicholson                         66             Director


-------------------------------------
(1) Members of Compensation Committee
(2) Members of Audit Committee
(3) Members of Nominating Committee

John M. James was appointed Chief Financial Officer of the Company in September 2003. He graduated from University of the Permian Basin in Odessa, TX with a degree in accounting and information systems in 1995. He spent eight years with Johnson, Miller & Co. where he focused on tax and the design and implementation of accounting systems. Prior to attending college he was honorably discharged from the United States Army after serving nearly eight years on active duty.

The Board has determined that Messrs. Edgington, Gjelde, Blake and Nicholson, in excess of a majority of the Board, are independent directors under the guidelines established by the Commission and the Nasdaq Stock Market ("Nasdaq"). It is anticipated that such independent directors will have meetings at which only independent directors are present as required by the Nasdaq rules. Each director serves until the next annual meeting of stockholders and the election and qualification of their successors.

Executive officers are appointed by the Board of Directors annually and serve at the discretion of the Board. There are currently no employment agreements between the Company and any of its officers. While the officers of the Company devote such time as they determine to be necessary to the management of the Company, they and their affiliates are also engaged in other business activities, including those which are the same as or similar to the business of the Company. The officers receive compensation from such other activities which is not borne directly or indirectly by the Company and which is not related to any services provided to the Company. The Company does not currently pay any salaries to its officers, except for Mr. James. See "Executive Compensation and Other Information".

                 MEETING ATTENDANCE AND COMMITTEES OF THE BOARD

AMEN's business is managed under the direction of the Board of Directors. The Board meets during our fiscal year to review significant developments and to act on matters requiring Board approval. The Board of Directors held two formal meetings and acted by unanimous written consent and through teleconference meetings two times during the fiscal year ended December 31, 2003. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and their respective committee meetings held subsequent to their election to the Board in 2003.

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating Committee to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. During 2003, at least a majority of each of the Board committees was comprised of independent directors in accordance with the Nasdaq rules for small business filers in effect at that time. The Commission and Nasdaq have adopted new rules which now require that all of the members of these committees be independent directors, except in certain limited circumstances. For continuity in the performance of the functions of these committees related to the fiscal year ended December 31, 2003 and the Annual Meeting, the composition of the committees has remained constant through the first quarter of 2004. However, in light of the new regulatory requirements, the Board has revised the committee charters and intends to review potential changes to the composition of each of the committees. The functions of these committees and their members as of the date of the Annual Meeting are described below.

                                 Audit Committee

The Audit Committee is comprised of Messrs. Edgington (Chair), Gjelde, and Oliver. The Audit Committee held four meetings during 2003. The Audit Committee, among other things, oversees the accounting and financial reporting practices of the Company and reviews the annual audit with the Company's independent accountants. In addition, the Audit Committee has the sole authority and responsibility to select, evaluate, and where appropriate, replace the independent auditors. The general responsibilities of the Audit Committee are set forth in the Audit Committee Charter, a copy of which is attached to this Proxy Statement as Appendix I. The Board has determined that no member of the Committee meets all of the criteria needed to qualify as an "audit committee financial expert" as defined by the Securities Exchange Commission regulations. The Board believes that each of the current members of the Committee has sufficient knowledge and experience in financial matters to perform his duties on the Committee.

AUDIT COMMITTEE REPORT. The Audit Committee oversees our financial reporting, internal controls and audit functions on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee has reviewed the audited consolidated financial statements in the Annual Report on Form 10-KSB with management including discussions of accounting principles, reasonableness of judgments, and the clarity of financial disclosures. The Committee also reviewed with the independent auditors their assessment of financial statements and of management's judgments in deriving the financial statements. In addition, the Committee has discussed with the independent auditors the matters required by SAS 61 and the matters in the written disclosures required by the Independence Standards Board and discussed with the independent accountant the independent accountant's independence. The Committee also met with the independent auditors, with and without management present, to discuss their examinations, evaluations of our internal controls and the overall quality of our financial reporting. The Committee held four meetings in 2003.

Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in AMEN's Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.


Bruce Edgington, Audit Committee chair
Earl E. Gjelde, Audit Committee member
Eric L. Oliver, Audit Committee member

                              Nominating Committee

The Nominating Committee is comprised of Jon Morgan (chair), Bruce Edgington and Earl Gjelde. The Nominating Committee met one time during 2003. The Nominating Committee operates pursuant to a Nominating Committee Charter which is attached to this Proxy Statement as Appendix II.

The Nominating Committee identifies nominees by first evaluating the current members of the Nominating Committee willing to continue in service. If any Board member does not wish to continue in service, if the Nominating Committee decides not to nominate a member for re-election or if the Board desires to increase the size of the Board by adding new director positions, then the Nominating Committee establishes a pool of potential director candidates from recommendation from the Board, senior management and stockholders, who are then evaluated through the review process outlined below.

The Nominating Committee reviews the credentials of potential director candidates (including potential candidates recommended by stockholders), conducts interviews and makes formal nominations for the election of directors. In making its nominations, the Nominating Committee considers a variety of factors, including the following factors: integrity, high level of education, skills, background, independence, financial expertise, experience or knowledge with businesses relevant to the Company's current and future business plans, experience with business of similar size, all other relevant experience, understanding of the Company's business and industry diversity, compatibility with existing Board members, and such other factors as the Nominating Committee deems appropriate in the best interests of the Company and its stockholders. Proposed nominees are not evaluated differently depending upon who has made the proposal. The Company has not to date paid any third party fee to assist in this process.

The Company will consider proposed nominees whose names are submitted to the Nominating Committee, by stockholders. Proposals made by stockholders for nominees to be considered at an annual stockholders meeting must be received by the Company prior to the end of the fiscal year preceding such annual meeting. The Company does not have a formal policy with regard to the consideration of any director candidate recommended by stockholders.

                             Compensation Committee

The Compensation Committee is comprised of Earl E. Gjelde (Chair), Bruce E. Edgington and Eric Oliver, and met one time during 2003. The Compensation Committee was established to advise the Board and consult with management concerning the salaries, incentives and other forms of compensation for the officers and other employees of the Company. The committee also administers the Company's stock option plans. Currently, none of the officers of the Company are paid any compensation, except for Mr. James, the Chief Financial Officer and Secretary.

                            STOCKHOLDER COMMUNICATION

Stockholders may send other communications to the Board of Directors, a committee thereof or an individual Director. Any such communication should be sent in writing addressed to the Board of Directors, the specific committee or individual Director in care of the Company's Secretary at the address on the front of this Proxy Statement. The Company's Secretary is responsible for determining, in consultation with other officers of the Company, counsel and other advisers, as appropriate, which stockholder-communications will be relayed to the Board, committee or individual Director. The Secretary may determine not to forward any letter to the Board, committee or individual Director that does not relate to the business of the Company.

                           ANNUAL SHAREHOLDER MEETING

The Corporation expects all Board members to attend the annual meeting of shareholders, but from time to time, other commitments may prevent all directors from attending each meeting. All directors attended the most recent annual meeting of shareholders, which was held on May 7, 2003.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following Summary Compensation Table sets forth all compensation paid in 2000, 2001 and 2002 to the Company's Chief Executive Officer in office at the end of 2003. The Company did not have any officers during 2003 whose total annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------
                                                                 Long-Term Compensation
                                                           -----------------------------------
                                Annual Compensation                 Awards           Payouts
                         ---------------------------------------------------------------------
                                            Other Annual               Securities
Name and Principal                         Compensation $  Restricted  Underlying     LTIP     All other
     Position      Year  Salary $ Bonus $       (2)           Stock   Options/ SARS   Payouts  Compensation
-----------------------------------------------------------------------------------------------------------
Eric L. Oliver      2001        -       -                -         -          1,671         -            -
 (1) Chairman of   ----------------------------------------------------------------------------------------
 the Board of       2002        -       -                -         -          3,522         -            -
 Directors & Chief ----------------------------------------------------------------------------------------
 Executive Officer  2003        -       -                -         -              -         -            -
-----------------------------------------------------------------------------------------------------------


(1) Mr. Oliver became the Company's Chief Executive Officer on September 19, 2002. He did not receive any salary or bonus during 2002 and 2003, and is not currently paid a salary.

Mr. Morgan became the Company`s Chief Executive Officer on September 19, 2002. He did not receive any salary or bonus during 2002 and 2003, and is not currently paid a salary. Mr. James became the Company's Chief Financial Officer on September 1, 2003 and was paid $19,667 in salary and bonuses in 2003.

The following table sets forth information with respect to stock options held by the executive officer named in the "Summary Compensation Table", and the potential realizable value at assumed annual rates of stock price appreciation as indicated, over the option term.

                AGGREGATED OPTION EXCERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION VALUES(1)


-----------------------------------------------------------------------------------------------------------
                          Number                        Number of Unexercised       Value of Unexercised
                          Shares                         Securities Underlying      In-The-Money Options
                        Acquired on     Value            Options at 12/31/03             at 12/31/03
         Name            Exercise       Realized        Exercisable/Unexercisable Exercisable/Unexercisable
----------------------------------------------------------------------------------------------------------
Eric L. Oliver               --           --                    5,193/0                    $0/$0
----------------------------------------------------------------------------------------------------------



(1) The option values above are based on the difference between the option exercise price and the market price for the Common Stock quoted on the Nasdaq SmallCap Market on December 31, 2003.

                              DIRECTOR COMPENSATION

We do not provide directors who are also officers of AMEN additional compensation for their service as directors. All non-employee directors receive reimbursement of reasonable expenses incurred in attending Board and Committee meetings.

The Board compensation for the year 2003 consisted of the following:

     -- Each director was granted 3,500 ten-year options to purchase shares of AMEN common stock at the market price of $1.98 per share.

     -- Out of these 3,500 options, 2,625 vested immediately, and 875 options vested upon attendance at an aggregate total of eight Board and committee meetings throughout 2003. Nonvested options were cancelled at the end of 2003.

     -- Each Committee Chairman received an additional 450 ten year vested options exercisable at $1.98 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In October 2002, the Company completed the purchase of approximately 64.9% of the limited partnership shares of TCTB Partners, Ltd. ("TCTB") Eric Oliver, Chairman and Chief Executive Officer of the Company, and Jon Morgan, President and Chief Operating Officer of the Company, either directly or beneficially owned interests in TCTB. Mr. Morgan is also President of TCTB Company, Inc., the general partner of TCTB that controls its daily operations. Mr. Oliver sold all his LP Interest in TCTB totaling 7.94% (which he owned beneficially through a limited partnership), and Mr. Morgan sold all his LP Interest in TCTB totaling 10.54%. The Company did not acquire any interest in TCTB Company, Inc., which is primarily owned by the original limited partners of TCTB, but has the authority to change the general partner of TCTB due to its ownership of approximately 71.385% of the LP Interests of TCTB. Both Mr. Oliver and Mr. Morgan retained their proportionate share of their interest in TCTB Company, Inc. Assuming the conversion of their Preferred Stock, Mr. Oliver and Mr. Morgan beneficially own 10.4% and 8.7%, respectively, of the outstanding shares of the Company. Other preferred and common shareholders of the Company also sold their 21.14% total LP Interest in TCTB to the Company.

The TCTB acquisition was funded with $1,945,874 in cash and the creation of $2,789,087 in Promissory Notes between AMEN and the selling partners ("the TCTB Notes"). The TCTB Notes totaling $2,789,087 stipulate a floating interest rate of 15 basis points above the prime lending rate, beginning at 4.9% and never to exceed 6%. The interest rate is adjusted every October 1. The TCTB Notes are payable in consecutive annual installments, the first of which is due and payable on or before April 1, 2005, and one of which becomes due and payable on or before the same day of each succeeding year until the entire unpaid principal balance and all accrued and unpaid interest is fully paid. The amount of each annual payment is based upon the Net Operating Loss Benefit we realize, defined as the dollar value of the federal income tax benefit to the Company in utilizing the Company's net operating loss carryforward as defined in the Internal Revenue Service Code. Therefore, when we make the first payment on April 1, 2005, it will be related to the 2004 fiscal year Net Operating Loss Benefit. If the TCTB Notes are not paid prior to May 31, 2009 they become fully due and payable.

Additionally, during 2002 and 2003, certain parties related to the officers and directors of the Company were tenants in a building owned by TCTB in Midland, TX. TCTB received rental income from these related parties of approximately $273,000 in 2002 and $260,000 in 2003.

We may in the future enter into other transactions and agreements incident to our business with directors, officers, principal stockholders and other affiliates. We intend for all such transactions and agreements to be on terms no less favorable than those obtainable from unaffiliated third parties on an arm's-length basis. In addition, the approval of a majority of the AMEN directors will be required for any such transactions or agreements.

                         PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of the Board of Directors of AMEN. We will pay the cost of soliciting proxies in the accompanying form. We may solicit proxies by email, mail, telephone and delivery service by officers, directors and our employees. We may also request banking institutions, brokerage firms, custodians, and trustees, or their nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record. We will pay for reasonable costs of the solicitation and will reimburse forwarding expenses.

                              FINANCIAL INFORMATION

We have provided a copy of our annual report on Form 10-KSB together with this proxy Statement, additional copies of which are available, without charge, by contacting us at the address provided herein.


                          EXTERNAL AUDITOR INFORMATION

Effective September 30, 2002, Johnson, Miller & Co. was engaged as the independent accountant for the Company, replacing the Company's previous accountant, Ernst & Young, LLP (E & Y), and Johnson, Miller & Co. has been selected as the Company's principal accountants for 2004. The decision to engage Johnson, Miller & Co. was approved by the Audit Committee of the Board of Directors. During the interim period preceding termination of E&Y, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of E&Y would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

Audit Fees: The aggregate fees paid to E & Y for professional services rendered for audit of the financial statements and for reviews of reports on Forms 10-Q was $71,871 during 2002. The aggregate fees paid to Johnson Miller & Co. for the review of the report on 10-Q for the third quarter during 2002 was $3,877. The aggregate fees paid to Johnson Miller & Co. for the audit of the financial statements and for reviews of the report on 10-Q during 2003 was $71,219.

Audit Related Fees: None.

Tax Fees: The Company did not pay its principal accountant any fees for tax related matters. The Company retained a separate firm for tax matters.

All Other Fees: The aggregate other fees paid to Johnson Miller & Co. during 2002 and 2003 were $22,950 and $8,069, respectively. The 2002 fees were paid in connection with preparation of audited financial statements included in the August 2002 proxy statement in connection with the stockholder vote on the Company's new business plan and the 2003 fees mainly represent due diligence efforts on various acquisitions opportunities the Company pursued.

The Company expects that representatives of Johnson Miller & Co. will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so.

                                  OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of AMEN.

All stockholder proposals submitted for inclusion in the Company's proxy statement and form of proxy for the Annual Meeting of Stockholder of the Company to be held in 2005 must be received at the Company's principal executive offices, 303 West Wall Street, Suite 1700, Midland, Texas 79705, Attention: John
M. James, by December 19, 2004. Such proposals must also comply with the applicable regulations of the Securities and Exchange Commission. Notice to the Company of all other stockholder proposals (not submitted for inclusion in the Company's proxy statement and form of proxy) for the 2005 Annual Meeting will not be considered timely unless received at the Company's principal executive offices as set forth above on or before March 5, 2005.





IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ John M. James
                                          -----------------
                                          JOHN M. JAMES
                                          CHIEF FINANCIAL OFFICER AND SECRETARY

                              AMEN PROPERTIES, INC.
                         303 WEST WALL STREET, STE. 1700
                                MIDLAND, TX 79701

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMEN PROPERTIES INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 18, 2004

The undersigned hereby constitutes and appoints Eric L. Oliver and Jon M. Morgan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders to be held at the Corporate Office, located at 303 West Wall Street Suite 1700, Midland, TX 79701, in the Conference Room, at 8:30 a.m., local time, on Tuesday, May 18, 2004, and at any adjournments thereof, on all matters coming before said meeting.


PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE:   /X/


         1. ELECTION OF, ERIC L. OLIVER, JON M. MORGAN, BRUCE E. EDGINGTON, EARL
E. GJELDE, DON BLAKE AND G. RANDY NICHOLSON TO THE AMEN PROPERTIES, INC.BOARD OF DIRECTORS.

         IN FAVOR OF ALL NOMINEES [  ]

         WITHHOLD AUTHORITY TO VOTE FOR ALL  NOMINEES [   ]

         WITHHOLD THE FOLLOWING:
                                   ---------------------------------------

                                   ---------------------------------------

                                   ---------------------------------------

                                   ---------------------------------------


          (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

         2. AMENDMENT TO THE CERTIFICATE OF INCORPORTION EFFECTING THE CERTIFICATE OF DESIGNATION OF SERIES AND DETERMINATION OF RIGHT AND PREFERENCES OF SERRIES A AND SERIES B PREFERRED STOCK OF AMEN PROPERTIES, INC.

         [  ]  FOR

         [  ] AGAINST



         3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted IN FAVOR of the election of the directors named in this proxy card and FOR of the Amendment to the Company's Certificate of Incorporation.

      TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE,
            SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY


    THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT FOR THE MAY 18, 2004 ANNUAL MEETING
         OF STOCKHOLDERS AND THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB




Stockholder Signature(s): _______________________     _________________________


Date: _____________________________


Stockholder Printed Name(s): ____________________     _________________________




Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears thereon. If a corporation, please sign in full corporate name as President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                      Appendix I
                              AMEN PROPERTIES, INC.
                             AUDIT COMMITTEE CHARTER
                            (As of December 31, 2003)


Purpose
-------

         The purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") with its oversight responsibilities regarding the Company's accounting and system of internal controls, the quality and integrity of the Company's financial reports, the Company's compliance with legal and regulatory requirements, the independence of the Company's outside auditor and the performance of the Company's outside auditor and internal audit function. In so doing the Committee should endeavor to maintain free and open means of communication between the members of the Committee, the other members of the Board, the outside auditor, the internal auditor and the management of the Company.

Limitation of Audit Committee's Role
------------------------------------

         The Audit Committee shall provide assistance to the Board in fulfilling the Board's responsibility to the stockholders relating to corporate accounting and financial reporting practices. The Audit Committee shall provide an open avenue of communication between the independent outside auditor, management and the Board. While the Audit Committee has the responsibilities and powers set forth in the Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Membership
----------

         Beginning on or about the date of the Company's 2004 Annual Meeting, the Committee shall be composed of no fewer than three members of the Board, all of whom must meet the "independence" requirements of the Nasdaq Stock Market ("Nasdaq"), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") (except under those circumstances when a non-independent director may serve on the Committee in accordance with such requirements and rules). As a result, the Committee members are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a committee member. The members shall be appointed by action of the Board, and shall serve at the discretion of the Board. Either (i) at least one member of the Committee shall satisfy the "audit committee financial expert" requirements of the Commission, as determined by the Board in its business judgment, or (ii) the Company shall disclose (to the extent required) in its periodic reports filed pursuant to the Exchange Act the reasons why at least one member of the Committee is not an "audit committee financial expert."

                                                                      Appendix I
                              AMEN PROPERTIES, INC.
                             AUDIT COMMITTEE CHARTER
                            (As of December 31, 2003)

Committee Organization and Procedures
-------------------------------------

1. The members of the Committee shall appoint a Chair of the Committee by majority vote. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee. The Committee may also create subcommittees, as it deems appropriate, consisting of one or more members who shall report on their activities at the next meeting of the Committee.

2. The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

3. The Committee shall meet as often as may be deemed necessary or appropriate.

4. The Committee may, in its discretion, include in its meetings members of the Company's financial management, representatives of the outside auditor, the senior internal auditor and other financial personnel employed or retained by the Company.

5. The Committee may, periodically, meet with the outside auditor in executive session to discuss any matters that the Committee believes should be addressed privately, without management's presence. The Committee may likewise meet privately with management, as it deems appropriate.

6. The Committee may, in its discretion, use the services of the Company's regular corporate legal counsel with respect to legal matters or, at its discretion, retain outside legal counsel if it determines that such counsel is necessary or appropriate under the circumstances. The Committee may also, in its discretion, retain the services of any other experts, accountants, and other advisors that it deems necessary or appropriate to assist the Committee in the performance of its function. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisor retained by the Committee.

Oversight Responsibilities
--------------------------

         Outside Auditor
         ---------------

1. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the outside auditor in connection with the audit of the Company's annual financial statements and related services. In this regard, the Committee shall have the sole authority to appoint and retain the outside auditor and shall periodically, but at least annually, evaluate the performance of the outside auditor and, if necessary, replace the outside auditor. As appropriate, the Committee may, but is not required to submit the appointment of the outside auditor for stockholder approval at any meeting of stockholders. The outside auditor shall report directly to the Committee.

                                                                      Appendix I
                              AMEN PROPERTIES, INC.
                             AUDIT COMMITTEE CHARTER
                            (As of December 31, 2003)

2. The Committee shall approve in advance all audit engagement fees and terms of engagement and shall approve in advance all audit and non-audit services to be provided by the outside auditor. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the outside auditor. By approving the audit engagement, audit services within the scope of the engagement shall be deemed to have been approved in advance. The Committee may delegate authority to one or more members to grant pre-approvals of audit and permitted non-audit services, provided that decisions to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting. Such pre-approvals shall not apply to those matters excluded from the approval requirements by rules of the Commission or NASDAQ.

3. The Committee shall receive from the outside auditor, at least annually, a written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that, in the view of the Committee, may affect the objectivity and independence of the outside auditor. If the Committee determines that further inquiry is advisable, the Committee shall take, or recommend that the Board take, any appropriate action in response to the outside auditor's independence.

4. The Committee shall receive from the outside auditor, at least annually, a written report describing the outside auditor's internal quality-control procedures, any issues raised by the most recent internal quality-control review, or peer review, of the outside auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the outside auditor, and any steps taken to deal with any such issues.

5. The Committee shall confirm with the outside auditor that the outside auditor is in compliance with the partner rotation requirements established by the Commission.

     Annual Audit
     ------------

1. The Committee shall meet with the outside auditor and management in connection with each annual audit to discuss the scope of the audit and the procedures to be followed.

2. The Committee shall evaluate and discuss the audited financial statements with the management of the Company and the outside auditor, including (i) major issues regarding accounting and financial statement presentation, including any significant changes in the Company's selection or application of accounting principles; (ii) any significant reporting issues and

                                                                      Appendix I
                              AMEN PROPERTIES, INC.
                             AUDIT COMMITTEE CHARTER
                            (As of December 31, 2003)

     judgments made in connection with the preparation of the Company's financial statements, including the effects of alternative GAAP methods on the Company's financial statements; (iii) the effect of regulatory and accounting initiatives, as well as off-balance structures, on the Company's financial statements; and (iv) the Company's disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations."

3. The committee shall discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 as then in effect including, among others, (i) the methods used to account for any significant unusual transactions reflected in the audited financial statements; (ii) the effect of significant accounting policies in any controversial or emerging areas for which there is a lack of authoritative guidance or a consensus to be followed by the outside auditor; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (iv) any disagreements with management over the application of accounting principles, the basis for management's accounting estimates or the disclosures in the financial statements.

4. The Committee shall, based on the review and discussion in paragraph 1 above, and based on the disclosures received from the outside auditor regarding its independence and discussions with the auditor regarding such independence, conclude whether the audited financial statements should be included in the Company's Annual Report on Form 10-KSB for the fiscal year subject to the audit.

5. The Committee shall review and discuss with the Company's CEO and CFO the basis for the certifications required by the rules and regulations of the Securities and Exchange Commission to be provided in the Company's Form 10-KSB filing.

     Quarterly Review
     ----------------

1. The Committee shall evaluate and discuss the quarterly financial statements with the management of the Company, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

2. The outside auditor is required to review the interim financial statements to be included in any Form 10-QSB of the Company using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards as modified or supplemented by the Securities and Exchange Commission, prior to the filing of the Form 10-QSB. The Committee shall discuss with management and the outside auditor in person, at a meeting, management judgments, accounting estimates, significant new accounting policies and disagreements with management.

                                                                      Appendix I
                              AMEN PROPERTIES, INC.
                             AUDIT COMMITTEE CHARTER
                            (As of December 31, 2003)

3. The Committee shall review and discuss with management corporate policies and procedures as to earnings press releases and financial information and earnings guidance provided to analysts and rating agencies, including the use of "non-GAAP financial measures." The primary purpose of these discussions is to provide guidelines for the types of information to be disclosed and the type of presentation to be made. The Committee may, but is not required, to discuss in advance of publication each earnings release or each instance in which the Company provides earnings guidance. The Chair (or in his or her absence, a member designated by the Chair) may represent the entire Committee for purposes of this discussion.

     Internal Controls
     -----------------

1. The Committee shall meet as often as deemed necessary or appropriate, but not less than annually, to discuss with the outside auditor and the Chief Financial Officer the adequacy and effectiveness of the accounting and financial controls of the Company and the Company's disclosure controls and procedures, and consider any recommendations for improvement of any such control procedures.

2. The Committee shall discuss with the outside auditor and with management any letter of recommendation provided by the outside auditor and any other significant matters brought to the attention of the Committee by the outside auditor as a result of its annual audit. The Committee should allow management adequate time to consider any such matters raised by the outside auditor. The Committee shall also review with the outside auditor any difficulties encountered by the auditor in the course of its audit work and shall discuss all such issues with management.

     Internal Audit
     --------------

         Currently the Company does not incorporate the use of an internal auditor. However, the Committee may, at its discretion, determine that an internal audit function is necessary in order for the Committee to fulfill its obligations as stated in the Committee's Charter. At which time the Company shall provide for the appropriate funding, as determined by the Committee, for payment of compensation to any internal auditor as employed or retained by the Committee.

     Other Responsibilities
     ----------------------

1. The Committee shall conduct an annual performance evaluation and shall similarly review and reassess the Committee's Charter at least annually. The Committee shall submit any recommended changes to the Board for its consideration.

2. The Committee shall provide the report for inclusion in the Company's Annual Proxy Statement required by Item 306 of Regulation S-B.

                                                                      Appendix I
                              AMEN PROPERTIES, INC.
                             AUDIT COMMITTEE CHARTER
                            (As of December 31, 2003)

3. The Committee, through its Chair, shall report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee's actions and recommendations, if any.

4. The Committee shall establish clear policies for the Company hiring any employees and partners, and former employees and partners, of the Company's outside auditor.



Compliance Oversight Responsibilities
-------------------------------------

1. Review the Company's policies relating to the avoidance of conflicts of interest and review related party transactions as well as policies and procedures with respect to Executive Officer's expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Company's independent auditors.

2. Ensure that responsibility for dissemination and monitoring of adherence to the Company's Code of Business Conduct and Ethics is assigned.

3. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or audit-related matters.

4. Management shall promptly advise the Committee of any material reports or inquiries received from regulators or governmental agencies that may have a material impact on the financial statements or the Company's compliance policies and practices.

                                                                     Appendix II

                              AMEN PROPERTIES, INC.
                          NOMINATING COMMITTEE CHARTER
                            (As of December 31, 2003)


Purpose:
--------

         The purpose of the Nominating Committee (the "Committee") shall be to identify individuals qualified to become members of the Board of Directors (the "Board"); recommend to the Board the slate of director nominees to be elected by shareholders; and recommend directors to be elected by the Board to fill any vacancies.

Committee Membership
--------------------

         Beginning on or about the date of the Company's 2004 Annual Meeting, the Committee shall consist of no fewer than three directors, all of whom shall be independent directors as determined in accordance with rules adopted by the Securities and Exchange Commission and the NASDAQ Stock Market (except under those circumstances when a non-independent director may serve on the Committee in accordance with such rules). The Board shall have full authority as to the appointment and replacement of the Committee members.

Committee Authority and Responsibilities
----------------------------------------

1. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal and external legal, accounting or other advisors.

2. The Committee shall actively seek individuals qualified to become board members for recommendation to the Board.

3. The Committee may adopt a policy for consideration of director nominee candidates recommended by stockholders of the Company, and adopt procedures for stockholders to follow in submitting such recommendations to the Committee.

4. The Committee may form and delegate authority to subcommittees when appropriate.

5. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.


6. The Committee shall conduct a review of proposed nominees (whether proposed by the Board, management, a stockholder, a search firm or other source) based upon such criteria as the Committee shall from time to time determine, and conduct such interviews and take other actions as the Committee determines to be appropriate in the selection of nominees.

                                                                     Appendix II

                              AMEN PROPERTIES, INC.
                          NOMINATING COMMITTEE CHARTER
                            (As of December 31, 2003)

7. To the extent the Company is legally required by contract or otherwise (including pursuant to the terms of preferred stock issued by the Company) to provide third parties with the ability to nominate board members, the selection and nomination of such members need not be subject to the Committee's nominating process.

Meetings and Reports
--------------------

         The Committee shall meet as often as may be deemed necessary or appropriate in its judgment, generally at least once a year. Meetings may be held in person or telephonically, and at such times and places as the Committee shall determine. The Committee shall make regular reports to the Board on its activities. These reports will generally occur after each Committee meeting or at such other times as the Committee deems appropriate.